UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2010

MAGNUM D’OR RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-31849	98-0215222
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

1326 S.E. 17th Street, #513, Ft. Lauderdale, Florida 33316
(Address of principal executive offices)

(305) 420-6563
(Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

Magnum D’Or Resources, Inc. (“Magnum”) closed its sale of Senior Convertible Notes due December 21, 2010 (the “Notes”) in the amount of $3,500,000 as described in its Form 8-K current report filed on December 23, 2009. Magnum has received the proceeds of the sale of the Notes.

Item 7.01                      Regulation FD Disclosure

On January 6, 2010, Magnum issued a press release entitled “Magnum Closes Institutional Financing Totaling $3,500,000.” See Exhibit 99.1 furnished herewith.

Item 9.01                      Financial Statements and Exhibits

Exhibits

99.1	Press Release of January 6, 2010 – Magnum Closes Institutional Financing Totaling $3,500,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magnum d'Or Resources Inc.
(Registrant)

Date: January 7, 2010	By:	/s/ Joseph J. Glusic
Joseph J. Glusic
Chief Executive Officer and President